UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2010

CSX CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-08022	62-1051971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 359-3200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

At the J.P. Morgan Aviation, Transportation and Defense Conference, Oscar Munoz, CSX’s Executive Vice President and Chief Financial Officer, today indicated the company expects to deliver strong double-digit earnings per share growth for 2010.  This expectation is supported by strong volume and revenue growth, including export coal shipments of about 30 million tons this year, and strong operating ratio improvement as well.

In addition, Mr. Munoz announced that CSX Intermodal, Inc., a stand-alone, integrated intermodal transportation subsidiary of CSX Corporation, has entered into a new jointly-marketed domestic interline container program called UMAX with Union Pacific Corporation (the “Agreement”).  The Agreement is expected to result in revenue loss to CSX Intermodal of $40-$50 million on a quarterly basis beginning in the second quarter of 2010.  The impact on operating income is expected to be neutral in the near-term and positive long-term.   Additionally, financial consideration was provided that will be amortized over the term of the Agreement.

    The foregoing statements are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.  They speak only as of the date they are made, and the company undertakes no obligation to update or revise any forward-looking statement. If the company does update any forward-looking statement, no inference should be drawn that the company will make additional updates with respect to that statement or any other forward-looking statements.  These forward-looking statements are subject to a number of risks and uncertainties, and actual performance or results could differ materially from that anticipated by them. Factors that may cause actual results to differ materially from those contemplated by any forward-looking statements include, among others: (i) the company’s success in implementing its financial and operational initiatives; (ii) changes in domestic or international economic or business conditions, including those affecting the freight transportation industry (such as the impact of industry competition, conditions, performance and consolidation); (iii) legislative or regulatory changes; (iv) the inherent business risks associated with safety and security; (v) the outcome of claims and litigation involving or affecting the company; (vi) natural events such as severe weather conditions or pandemic health crises; and (vii) the inherent uncertainty associated with projecting full year 2010 economic and business conditions at an early point in the year and in the economic recovery.  Other important assumptions and factors that could cause actual results to differ materially from those in the forward-looking statements are specified in the company’s SEC reports, accessible on the SEC’s website at www.sec.gov and the company’s website at www.csx.com.

The information contained in this Current Report on Form 8-K has been “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSX CORPORATION

Date: March 10, 2010	By:	/s/ CAROLYN T. SIZEMORE
Carolyn T. Sizemore
Vice President and Controller
(Principal Accounting Officer)